SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2009

eDiets.com, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Company)

000-30559	56-0952883
(Commission File Number)	(IRS Employer Identification No.)

1000 Corporate Drive, Suite 600

Fort Lauderdale, FL 33334

(Address of Principal Executive Offices) (Zip Code)

(954) 360-9022

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreements

On June 23, 2009, the Company executed Securities Subscription and Purchase Agreements (collectively the “Purchase Agreements”) with three of its directors, Kevin A. Richardson II, Lee Isgur and Kevin McGrath, who is also the Company’s President and Chief Executive Officer. Under the terms of the Purchase Agreements, the three directors agreed to purchase an aggregate of 500,000 shares of the Company’s common stock in exchange for an aggregate of $500,000 in cash in a Private Placement. The purchase price of the shares was $1.00 per share, based on the closing price of the Company’s common stock on the prior business day, which was June 22, 2009. The Company will use the proceeds from the share sale to fund its business.

As part of the transaction, the Company agreed to issue three Warrants for the Purchase of Shares of Common Stock (each a “Warrant”), one Warrant to each of the directors, to purchase an aggregate of 225,000 shares of the Company’s common stock at an exercise price of $1.20 per share. Each Warrant has a ten year expiration date, is exercisable beginning immediately and provides for a cashless “net” exercise under certain conditions with respect to up to 25% of the shares of common stock issuable upon exercise thereof. The exercise price of each Warrant is subject to adjustment under certain circumstances; however, no adjustment to the exercise price will operate to reduce the exercise price to a price less than the closing price of the Company’s common stock on June 22, 2009. The Company has the option to change the expiration date of the Warrant in the event that the closing price per share of common stock is in excess of 150% of the exercise price for thirty (30) consecutive days as reflected on the Nasdaq exchange.

Also on June 23, 2009, eDiets.com, Inc. (the “Company”) executed an Agreement to Amend Warrants (“Warrant Amendment”) with Prides Capital Fund I, L.P. (“Prides Capital”), a major shareholder with two representatives on the Company’s board of directors. Under the terms of the Warrant Amendment, the Company agreed to reduce the exercise price of previously issued and outstanding warrants to purchase an aggregate of 2,688,119 shares of the Company’s common stock on condition that Prides Capital agrees to use diligent efforts to exercise, in one or more tranches, a portion of the outstanding warrants as soon as reasonably practicable in order to purchase 2,500,000 shares underlying the outstanding warrants. The exercise prices of the outstanding warrants, which ranged from $4.25 to $6.00 per share and had a weighted average exercise price of $5.30 per share, were reduced to an exercise price of $1.00 per share.

The Warrant Amendment further amended the outstanding warrants dated August 31, 2007, and May 30, 2008, to provide that no adjustment to the exercise price under Section 3(c) thereof will operate to reduce the exercise price to a price less than the closing price of the Company’s common stock on June 22, 2009.

To facilitate the exercise of Prides Capital’s rights under the outstanding warrants, as amended by the Warrant Amendment, the Company agreed in the Warrant Amendment to issue Prides Capital one or more Warrants for the Purchase of Shares of Common Stock (each a “New Warrant”) to purchase nine shares of the Company’s common stock for every 20 shares purchased by Prides Capital as a result of an exercise of the outstanding warrants. The terms of each New Warrant, including the exercise price of $1.20 per share, are substantially the same as the terms of the Warrant to be issued in connection with the Private Placement.

Also on June 23, 2009, the Company executed a Registration Rights Agreement (“Registration Rights Agreement”) with the three directors participating in the Private Placement and with Prides Capital. Pursuant to the Registration Rights Agreement, the Company agrees to register the resale of the shares of common stock issued to the three directors and the shares of common stock issuable upon exercise of each Warrants and New Warrant.

Pursuant to Waiver Letter No. 1 dated June 23, 2009, Prides Capital agreed to waive certain provisions of its existing agreements with the Company.

The transactions are anticipated to close in July, 2009.

The foregoing description of the Purchase Agreements, together with the form of Warrant attached thereto, the Warrant Amendment, together with the form of New Warrant attached thereto, the Registration Rights Agreement, and the Waiver Letter (collectively, the “Agreements”), does not purport to be complete and is qualified in its entirety by reference to the Agreements, copies of which are filed as Exhibits 10.1 through 10.6 to this Current Report on Form 8-K and are incorporated herein by reference.

The Agreements are provided to give investors information regarding their respective terms. They are not provided to give investors factual information about the Company or any other parties thereto. In addition, the representations, warranties and covenants contained in the Agreements were made only for purposes of those Agreements and as of specific dates, were solely for the benefit of the parties to those Agreements, and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Agreements. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under these Agreements and should not view the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein.

The securities were sold to the directors in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 9.01	Exhibits

(c) Exhibits

10.1	Securities Subscription and Purchase Agreement dated June 23, 2009, by and between eDiets.com, Inc. and Kevin A. Richardson II.

10.2	Securities Subscription and Purchase Agreement dated June 23, 2009, by and between eDiets.com, Inc. and Lee Isgur.

10.3	Securities Subscription and Purchase Agreement dated June 23, 2009, by and between eDiets.com, Inc. and Kevin McGrath.

10.4	Agreement to Amend Warrants dated June 23, 2009, by and between eDiets.com, Inc. and Prides Capital Fund I, L.P.

10.5	Registration Rights Agreement dated June 23, 2009, by and among eDiets.com, Inc., Kevin A. Richardson II, Lee Isgur, Kevin McGrath and Prides Capital Fund I, L.P.

10.6	Waiver Letter No. 1 dated June 23, 2009, by and between eDiets.com, Inc. and Prides Capital Fund I, L.P.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eDiets.com, Inc.

By:	/s/ Kevin McGrath
Kevin McGrath
President

Date: June 29, 2009

Exhibit Index

Exhibit No.	Description

10.1	Securities Subscription and Purchase Agreement dated June 23, 2009, by and between eDiets.com, Inc. and Kevin A. Richardson II.

10.2	Securities Subscription and Purchase Agreement dated June 23, 2009, by and between eDiets.com, Inc. and Lee Isgur.

10.3	Securities Subscription and Purchase Agreement dated June 23, 2009, by and between eDiets.com, Inc. and Kevin McGrath.

10.4	Agreement to Amend Warrants dated June 23, 2009, by and between eDiets.com, Inc. and Prides Capital Fund I, L.P.

10.5	Registration Rights Agreement dated June 23, 2009, by and among eDiets.com, Inc., Kevin A. Richardson II, Lee Isgur, Kevin McGrath and Prides Capital Fund I, L.P.

10.6	Waiver Letter No. 1 dated June 23, 2009, by and between eDiets.com, Inc. and Prides Capital Fund I, L.P.